As filed via EDGAR with the Securities and Exchange Commission on May 5, 1999.
                                                               File No. 33-12738
                                                                ICA No. 811-5063
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                        Pre-Effective Amendment No. _____

                         Post-Effective Amendment No. 22                    [X]

                                       and

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     [X]

                                Amendment No. 24                            [X]

                         Cornerstone Fixed Income Funds
               (Exact name of registrant as specified in charter)

                                 67 Wall Street
                            New York, New York 10005
                     (Address of principal executive office)

                                 (212) 809-1855
                        (Area code and telephone number)

                                            Copies to:

Stephen C. Leslie                           Carl Frischling, Esq.
Cornerstone Equity Advisors, Inc.           Kramer Levin Naftalis & Frankel LLP
67 Wall Street                              919 Third Avenue
New York, New York  10005                   New York, New York 10022

--------------------------------------------------------------------------------

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:



|X|     Immediately upon filing pursuant to   |_| on _______ 1999 pursuant to
        paragraph (b)                             paragraph (b)


|_|     60 days after filing pursuant to      |_| on (           ) pursuant to
        paragraph (a)(1)                          paragraph (a)(1)

|_|     75 days after filing pursuant to      |_| on (          ) pursuant to
        paragraph (a)(2)                          of paragraph (a)(2) rule 485.


If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       STATEMENT OF ADDITIONAL INFORMATION


                CORNERSTONE U.S. GOVERNMENT STRATEGIC INCOME FUND

                   A SERIES OF CORNERSTONE FIXED-INCOME FUNDS





               This Statement of Additional Information provides certain detailed information concerning the Cornerstone U.S. Government Strategic Income Fund (the "U.S. Government Series") of Cornerstone Fixed Income Funds. It is not a Prospectus and should be read in conjunction with the U.S. Government Series' current Prospectus, a copy of which may be obtained by writing to the Cornerstone Family of Funds, c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling (800)-322-6864. Shareholder inquiries may also be placed through this number.





                     THIS STATEMENT IS DATED MAY 5, 1999 AND
             SUPPLEMENTS THE FUND'S PROSPECTUS DATED APRIL 30, 1999

                                TABLE OF CONTENTS


                                                                            Page



FUND HISTORY ..................................................................3

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS..................................3

        INVESTMENT LIMITATIONS ...............................................11

        MANAGEMENT OF THE FUND ...............................................13

OWNERSHIP OF SECURITIES ......................................................16

INVESTMENT MANAGEMENT AND OTHER SERVICES .....................................16

        DISTRIBUTION PLAN ....................................................18

        PORTFOLIO TRANSACTIONS................................................19

        TAXES.................................................................21

        DESCRIPTION OF SHARES.................................................26

        CERTAIN LIABILITIES...................................................27

PURCHASE OF SHARES ...........................................................28

PRICING OF SHARES ............................................................28

PERFORMANCE INFORMATION.......................................................28

        FINANCIAL STATEMENTS..................................................30

                                  FUND HISTORY

                Cornerstone Fixed Income Funds (the "Fund") was organized as a Massachusetts business trust on March 19, 1987. On April 30, 1999, the Fund changed its name from Fundamental Fixed Income Fund to Cornerstone Fixed Income Funds. The Company has three series: Cornerstone Tax-Free Money Market Series, Cornerstone High-Yield Municipal Bond Series, and Cornerstone U.S. Government Strategic Income Fund (the "U.S. Government Series"). This Statement of Additional Information pertains to the U.S. Government Series, which is an open-end, diversified management investment company.


                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

               The Prospectus of the U.S. Government Series dated April 30, 1999 (the "Prospectus") identifies the investment objective and the principal investment policies of the U.S. Government Series. Other investment policies, investment limitations and a further description of certain of the policies described in the Prospectus are set forth below.

Reverse Repurchase Agreements

               The U.S. Government Series may enter into reverse repurchase agreement transactions. Such transactions involve the sale of Government Securities held by the U.S. Government Series, with an agreement that the U.S. Government Series will repurchase such securities at an agreed upon price and date. The U.S. Government Series will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions, or as a technique to enhance income. At the time it enters into a reverse repurchase agreement, the U.S. Government Series will place in a segregated custodial account high-quality liquid debt securities having a dollar value equal to the repurchase price. The U.S. Government Series will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments is greater than the interest expense incurred as a result of the reverse repurchase transactions.

Lending of Portfolio Securities

               In order to generate additional income, the U.S. Government Series may lend its portfolio securities in an amount up to 33-1/3% of total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities not affiliated with the Manager. The borrower at all times during the loan must maintain cash or cash equivalent collateral or provide to the U.S. Government Series an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the U.S. Government Series any dividends or interest paid on such securities, and the U.S. Government Series may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.

Inverse Floating Rate Instruments

               Certain securities that may be purchased by the U.S. Government Series, such as those with interest rates that flucutate directly or indirectly (inverse floaters) based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates. Changes in interest rates inversely affect the rate paid on inverse floating rate instruments ("inverse floaters"). The inverse floaters' price will be more volatile than that of a fixed rate bond. Additionally, some inverse floaters contain a "leverage factor" whereby the interest rate moves inversely by a "factor" to the benchmark. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floaters. These instruments are designed to be highly sensitive to interest rate changes and may subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Options, Futures Contracts and Related Options

Call and Put Options

               Call and put options on various U.S. Treasury notes and U.S. Treasury bonds are listed and traded on Exchanges, and are written in over-the-counter transactions. Call and put options on Agencies are currently written or purchased only in over-the-counter transactions.

Writing Call and Put Options

               Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return can be expected to fluctuate because premiums earned from an option writing program and interest income yields on portfolio securities vary as economic and market conditions change. Actively writing options on portfolio securities is likely to result in the U.S. Government Series having a substantially higher portfolio turnover rate than that of most other investment companies. Higher portfolio involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the U.S. Government Series.

               Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The U.S. Government Series writes call options either on a covered basis, or for cross-hedging purposes. A call option is covered if the U.S. Government Series owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. Thus the U.S. Government Series may write options on Government Securities. An option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a security which the U.S. Government Series owns or has the right to acquire. In such circumstances, the U.S. Government Series will collateralize the option by maintaining in a segregated account with the U.S. Government Series' Custodian, cash or
Government Securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

               The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The U.S. Government Series would write put options only on a secured basis, which means that, at all times during the option period, the U.S. Government Series would maintain in a segregated account with its Custodian, cash, money market instruments or high grade liquid debt securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

               Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the U.S. Government Series could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the U.S. Government Series. The U.S. Government Series would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The U.S. Government Series would also realize a gain if an option it has written lapses unexercised.

               The U.S. Government Series can write options that are listed on an Exchange as well as options which are privately negotiated in over-the-counter transactions. The U.S. Government Series can close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the U.S. Government Series could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the U.S. Government Series is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

               Risks of Writing Options. By writing a call option, the U.S. Government Series loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, the U.S. Government Series might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Purchasing Call and Put Options

               The U.S. Government Series may purchase either listed or over-the-counter options. The U.S. Government Series may purchase call options to protect (i.e., hedge) against anticipated increases in the price of securities it wishes to acquire. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the U.S. Government Series could benefit from any significant increase in the price of the underlying security to a greater extent than if it had invested the same amount in the security directly. However, because of the very high volatility of option premiums, the U.S. Government Series would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

               Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the U.S. Government Series' assets generally. The U.S. Government Series will not purchase call or put options on securities if as a result, more than ten percent of its net assets would be invested in premiums on such options.

Interest Rate Futures Contracts

               The U.S. Government Series may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the U.S. Government Series would be exempt from registering as a "commodity pool."

               An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills and GNMA Certificates) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate such as the London Interbank Offering Rate for dollar deposits ("LIBOR").

               Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the U.S. Government Series will be required to deposit with its Custodian in an account in the broker's name an amount of cash, money market instruments or liquid high-grade debt securities equal to not more than five percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the U.S. Government Series upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

               For example, when the U.S. Government Series has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value, and the U.S. Government Series will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the U.S. Government Series has purchased a futures contract and the value of the underlying security has declined, the position would be less valuable, and the U.S. Government Series would be required to make a variation payment to the broker.

               At any time prior to expiration of the futures contract, the U.S. Government Series may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the U.S. Government Series, and the U.S. Government Series realizes a loss or a gain.

               Futures Strategies. When the U.S. Government Series anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the U.S. Government Series is not fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market is established. As individual securities are purchased, an equivalent amount of futures contracts can then be terminated by offsetting sales. The U.S. Government Series may sell futures contracts in anticipation of, or during, a general market or market sector decline that may adversely affect the market value of the U.S. Government Series' securities ("defensive hedge"). To the extent that the U.S. Government Series' portfolio of securities changes in value in correlation with the underlying security, the sale of futures contracts would substantially reduce the risk to the U.S. Government Series of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the U.S. Government Series. Ordinarily, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Government Securities.

               Transactions will be entered into by the U.S. Government Series only with brokers or financial institutions deemed creditworthy by the Manager. However, in the event of the bankruptcy of a broker through which the U.S. Government Series engages in transactions in listed options, futures or related options, the U.S. Government Series might experience delays and/or losses in liquidating open positions purchased and/or incur a loss of all or part of its margin deposits with the broker.

               Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

               There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the U.S. Government Series could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the U.S. Government Series could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the U.S. Government Series could decline at the same time as portfolio securities being hedged; if this occurred, the U.S. Government Series would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

               There is also the risk that the price of a futures contract may not correlate perfectly with movements in the securities underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Manager may still not result in a successful hedging transaction judged over a very short time frame.

               There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an Exchange or board of trade that provides a market for such futures contracts. Although the U.S. Government Series intends to purchase or sell futures only on Exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it may not be possible to close a futures position and, in the event of adverse price movement, the U.S. Government Series would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the U.S. Government Series would lose the benefit of the appreciation in value of the securities.

               Successful use of futures is also subject to the Manager's ability to correctly predict the direction of movements in the market. For example, if the U.S. Government Series hedges against a decline in the market and market prices instead advance, the U.S. Government Series will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the U.S. Government Series has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

               The use of futures contracts to shorten the weighted average duration of the U.S. Government Series' portfolio, while reducing the exposure of the U.S. Government Series' portfolio to interest rate risk does subject the U.S. Government Series' portfolio to basis risk. Basis refers to the relationship between a futures contract and the underlying security. In the case of futures contracts on U.S. Treasury Bonds, the contract specifies delivery of a "bench-mark" 8% 20 year U.S. Treasury Bond. Any outstanding treasury with a maturity of more than 15 years is deliverable against the contract, with the principal amount per contract adjusted according to a formula which takes into account the coupon and maturity of the treasury bond being delivered. This means that at any given time there is one treasury issue that is "the cheapest to deliver" against the contract. The supply and demand of the available float of treasury securities determines which treasury security is cheapest to deliver at any given time. This, combined with the supply and demand for futures relative to the underlying cash securities markets, causes the relationship between the cash security markets and the futures markets to exhibit perturbations of variance from an exact one-to-one correlation. The U.S. Government Series could experience losses if the value of the prices of the futures positions the U.S. Government Series has entered into are poorly correlated with the U.S. Government Series' other investments.

               For example, on a day that the price on a treasury bond deliverable against the futures contract declined by ten points, the futures contract might decline by nine or eleven points. In this example, a nine point decline in the price of a futures contract would not fully offset the price decline in the cash security price. This would cause a downward fluctuation in the value of the U.S. Government Series' portfolio. Likewise, a basis fluctuation whereby the futures prices fell more or rose less than the cash securities prices due to basis change would cause an upward fluctuation in the value of the U.S. Government Series' portfolio.

               CFTC regulations require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes (or that the underlying commodity value of the U.S. Government Series' long futures positions not exceed the sum of certain identified liquid investments) and (ii) that the U.S. Government Series not enter into futures and related options for which the aggregate initial margin and premiums exceed five percent of the fair market value of the U.S. Government Series' assets. In order to minimize leverage in connection with the purchase of futures contracts by the U.S. Government Series, an amount of cash, money market instruments or liquid high grade debt securities equal to the market value of the obligations under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.

Options on Futures Contracts

               The U.S. Government Series may also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the U.S. Government Series would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the U.S. Government Series are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The U.S. Government Series can purchase put options on futures contracts in lieu of, and for the same purpose as selling a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

               Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Manager will not purchase options on futures on any Exchange unless in the Manager's opinion, a liquid secondary Exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the U.S. Government Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security, where the use of an option on a future would result in a loss to the U.S. Government Series whereas the use of a future would not.

Additional Risks of Options and Futures Transactions

               Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Manager are combined for purposes of these limits. An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the U.S. Government Series may write.

               Although the U.S. Government Series intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the U.S. Government Series would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

               Certain  additional  risks  relate  to the  fact  that  the  U.S.
Government Series might purchase and sell options on mortgage-related securities. Since the remaining principal balance of mortgage-related securities declines each month as a result of mortgage payments, if the U.S. Government Series has written a call and is holding such securities as "cover" to satisfy its delivery obligation in the event of exercise, it may find that the securities it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the U.S. Government Series would purchase additional mortgage-related securities from the same pool (if obtainable) or replacements in the cash market in order to maintain its cover. A mortgage-related security held by the U.S. Government Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decrease in the coupon rate at which new pools are originated. If this should occur, the option would no longer be covered, and the U.S. Government Series would either enter into a closing purchase transaction or replace the mortgage-related security with one which represents cover. In either case, the U.S. Government Series may realize an unanticipated loss and incur additional transactions costs.

                             INVESTMENT LIMITATIONS

               The U.S. Government Series has adopted the following policies as "fundamental policies," which cannot be changed without the approval of the holders of a majority of the shares of the U.S. Government Series (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting at which holders of more than 50% of the outstanding shares are represented in person or by proxy). The U.S. Government Series may not:

               1. Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, (i) more than 5% of the value of its total assets would be invested in such issuer, or (ii) it would own more than 10% of the outstanding voting securities of such issuer; except that up to 25% of the value of its total assets may be invested without regard to such limitations.

               2. Invest 25% or more of its total assets in a single industry; provided, however, that such limitation shall not be applicable to obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.

               3. Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), except to the extent such issuance might be involved with borrowings described under subparagraph (4) below or with respect to hedging and risk management transactions or the writing of options within limits described in the U.S. Government Series' current Prospectus.

               4. Borrow money, except for temporary or emergency purposes, or by engaging in reverse repurchase transactions, and then only in an amount not exceeding one-third of the U.S. Government Series' total assets, including the amount borrowed. The U.S. Government Series will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings and reverse repurchase transactions. Collateral arrangements with respect to the U.S. Government Series' permissible futures and options transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction.

               5. Make loans of money or property to any person, other than by entering into repurchase agreements, and except to the extent the securities in which the U.S. Government Series may invest are considered to be loans.

               6. Buy any securities "on margin". Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

               7. Sell any securities "short", write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described under the heading "Certain Investment Techniques and Policies" in the U.S. Government Series' current Prospectus.

               8. Act as an underwriter of securities, except to the extent the U.S. Government Series may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

               9. Make investments for the purpose of exercising control or participation in management.

               10. Invest in securities of other investment companies in an amount exceeding the limitations set forth in the 1940 Act and the rules thereunder, except as part of a merger, consolidation or other acquisition.

               11. Invest in equity interests in oil, gas or other mineral exploration or development programs.

               12. Purchase or sell real estate (but this shall not prevent investments in securities secured by real estate or interests therein), commodities or commodity contracts, except to the extent that financial futures and related options that the U.S. Government Series may invest in are considered to be commodities or commodities contracts.

               13.  Invest more than 10% of the U.S.  Government  Series'  total
assets  in  illiquid   securities  and  repurchase   agreements  with  remaining
maturities in excess of seven days.

               Operating Policies. The U.S. Government Series has adopted the following operating policies which are not fundamental and which may be changed without shareholder approval: To comply with certain state statutes, the U.S. Government Series will not: (1) make investments in oil, gas or other mineral leases; (2) make investments in real estate limited partnerships; (3) purchase or retain securities of an issuer when one or more officers and trustees of the Fund or the Fund's Manager, or a person owning more than 10% of the shares of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer; (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of open-end or closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved; or (5) invest more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

               Percentage Restrictions. If a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities of the U.S. Government Series will not be considered a violation of such policy.

Temporary Defensive Investments

               The U.S. Government Series retains the flexibility to respond to changes in the market or in the economy. Consequently, the U.S. Government Series may use a temporary defensive investment strategy. When employing a temporary defensive investment strategy, the U.S. Government Series may hold cash (U.S. dollars), or invest without limitation in high quality debt securities or money market instruments.

Portfolio Turnover

               The U.S. Government Series' portfolio turnover rate was approximately 13% for the year ended December 31, 1997, and was approximately 68% for the year ended December 31, 1998. The U.S. Government Series experienced a substantially higher portfolio turnover rate for the year ended December 31, 1998 primarily as a result of the restructuring of the U.S.
Government Series' portfolio by Tocqueville Asset Management, LP.


                             MANAGEMENT OF THE FUND

Trustees and Officers

               The business of the Company is managed under the direction of the Board of Trustees. Specifically, the Board of Trustees is responsible for oversight of the Fund by reviewing and approving necessary agreements with the Fund's service providers, and mandating policies for the Fund's operations.

               Trustees and officers of the Fund, together with information as to their principal business occupations during the last five years, are shown below. Each trustee who is considered to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by as asterisk (*). The Board Members listed below were elected by the Fund's shareholders at a Special Meeting held on March 12, 1999.


=====================================================================================================
                                      Position(s) Held         Principal Occupation(s) During
Name, Address, and Age                with Fund                Past Five Years
----------------------                ---------                ---------------
-----------------------------------------------------------------------------------------------------

William J. Armstrong                  Trustee                  Vice President and Treasurer,
Ingersoll-Rand Company                                         Ingersoll-Rand Company (5/86 -
200 Chestnut Ridge Road                                        Present); Trustee, Chase  Vista
Woodcliff, NJ  07675                                           Funds.

Age:  56
-----------------------------------------------------------------------------------------------------
L. Greg Ferrone                       Trustee                  Consultant (3/99 - Present);
83 Ronald Court                                                Senior Manager, ARC Partners
Ramsey, New Jersey 07446                                       (10/97 - 3/99); Consultant,
                                                               IntraNet, Inc. (4/90 - 10/97);
Age:  47                                                       Sales & Marketing Director,
                                                               RAV Communications (4/85 -
                                                               4/90); Vice President/Regional
                                                               Manager, National Westminster
                                                               Bank USA (3/78 - 4/85).
-----------------------------------------------------------------------------------------------------
Stephen C. Leslie*                    President and            Chairman and CEO,
Cornerstone Equity Advisors           Trustee                  Cornerstone Equity Advisors
Inc.                                                           Inc. (6/97 - Present); Partner,
67 Wall Street                                                 Wall Street Capital Group (3/97
New York, New York 10005                                       - 6/97); Partner, Wall Street
                                                               Investment Corp. (11/95 - 3/97);
Age:  45                                                       Partner, Tucker Anthony
                                                               Securities (8/95 - 10/95); Senior
                                                               Vice President, Pryor
                                                               McClendon Counts & Co. (5/94
                                                               - 8/95); Senior Vice President,
                                                               Siebert Capital Markets (6/93 -
                                                               5/94).
-----------------------------------------------------------------------------------------------------
G. John Fulvio*                       Treasurer/Chief          Treasurer, Cornerstone Equity
Speer & Fulvio                        Financial Officer        Advisors, Inc. (4/97 - Present);
60 East 42nd Street                   and Trustee              Partner, Speer & Fulvio (3/87 -
New York, New York 10165                                       Present).

Age: 41
-----------------------------------------------------------------------------------------------------


                                     - 14 -


-----------------------------------------------------------------------------------------------------
Leroy E. Rodman                       Trustee                  Counsel, Morrison, Cohen,
Morrison, Cohen, Singer &                                      Singer & Weinstein, LLP
Weinstein LLP                                                  (1996 - Present); Senior Partner,
750 Lexington Avenue                                           Teitelbaum, Hiller, Rodman,
New York, New York 10022                                       Paden & Hibsher, P.C. (1990 -
                                                               1996).
Age:  85
-----------------------------------------------------------------------------------------------------
Dr. Yvonne Scruggs-Leftwich           Trustee                  Executive Director and Chief
11510 Bucknell Drive                                           Operating Officer, Black
Condo #204                                                     Leadership Forum, Inc.;
Wheaton, MD  20902                                             Director, Joint Center For
                                                               Political and Economic Studies
Age: 65                                                        (1991 - Present).
=====================================================================================================


               Mr. Leslie is the chief portfolio manager and Mr. Fulvio the Treasurer of the Fund's adviser, Cornerstone Equity Advisors, Inc. All of the Trustees of the Fund are also Trustees of The California Muni Fund and Directors of Cornerstone Funds, Inc.

               For services and attendance at board meetings and meetings of committees which are common to the Fund, Cornerstone Funds, Inc. and The
California Muni Fund (other affiliated mutual funds for which the Fund's investment manager acts as the investment adviser), each Trustee of the Fund who is not affiliated with the Fund's investment manager is compensated at the rate of $5,000 per quarter prorated among the three funds based on their respective net assets at the end of each quarter. Each such Director is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his attendance at meetings. Some Trustees received additional compensation at a rate of $125 per hour for services related to servicing on the Portfolio Review Committee. As of the date of this Statement of Additional Information, Trustees and officers of the Fund as a group owned beneficially less than 1% of the Fund's outstanding shares.


                               COMPENSATION TABLE

                     (for each current Board Member for the
                      most recently completed fiscal year)

==========================================================================================================
                                               Pension or                                   Total
                                               Retirement                               Compensation
                          Aggregate         Benefits Accrued     Estimated Annual       From Fund and
Name of Person*,         Compensation       as Part of Fund        Benefits Upon        Fund Complex
Position                  From Fund             Expenses            Retirement        Paid to Trustees
----------------------------------------------------------------------------------------------------------

L. Greg Ferrone,           $12,401                N/A                   N/A                $19,500
Director
==========================================================================================================


* Mr. Ferrone is the only current Board Member who served in that capacity during the fiscal year ended 1998.

                             OWNERSHIP OF SECURITIES

               As of March 31, 1999, except as set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of the U.S. Government Series. As of that date, the officers and Board Members of the U.S. Government Series beneficially owned less than 1% of the shares of the U.S. Government Series.


                                        Number of           Percentage of
Name & Address                          Shares Owned        Outstanding Shares
--------------                          ------------        ------------------

Fleet National Bank Custodian           353,770.422         10.52%
FBO Peter & Ruth Nicholas
P.O. Box 92800
Rochester, NY  14692-8900



                    INVESTMENT MANAGEMENT AND OTHER SERVICES

Advisory Services

               The U.S. Government Series is currently managed by Cornerstone Equity Advisors, Inc. ("Cornerstone" or the "Manager"). Cornerstone's Chairman and Chief Executive Officer is Mr. Stephen C. Leslie, who is also President of the U.S. Government Series. Mr. Leslie is one of two individuals who may be considered a "control person" of Cornerstone. Cornerstone's Treasurer, Mr. G. John Fulvio, is the Treasurer and Chief Financial Officer of the U.S. Government Series. Mr. Fulvio is not considered a "control person" of Cornerstone.

               Cornerstone receives an advisory fee equal to the following percentages of the U.S. Government Series' average daily net asset value:


Average Daily Net Asset Value                                    Annual Fee Payable
-----------------------------                                    ------------------

Net asset value to $500,000,000                                         .75%
Net asset value of $500,000,000 or more but less than $1,000,000,000    .72%
Net asset value of $1,000,000,000 or more                               .70%


               The fee levels noted above are identical to those received by the U.S. Government Series' previous advisers, Tocqueville Asset Management, L.P. ("Tocqueville"), and Fundamental Portfolio Advisors, Inc. ("FPA").

               From September 29, 1998 to December 31, 1998 Cornerstone received an aggregate advisory fee of $10,498. From June 1, 1998 to September 28, 1998 Tocqueville, as an interim adviser, received an aggregate advisory fee of $18,058. From January 1, 1998 to May 30, 1998 FPA received an aggregate advisory fee of $29,973. For the fiscal year ended December 31, 1997 FPA received an aggregate advisory fee of $88,681. For the fiscal year ended December 31, 1996 FPA received an aggregate advisory fee of $787,962.

Administrator, Transfer Agent, and Accounting Agent

               Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53201-0701 currently acts as Administrator, Transfer Agent, and Accounting Agent of the U.S. Government Series. Firstar Mutual Fund Services, LLC provides various administrative and accounting services necessary for the operations of the Fund. Services provided by the Administrator include: facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund's general ledger, the preparation of the Fund's financial statements, the determination of the net asset value of the Fund's assets and the declaration and payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Fund pays the Administrator an annual fee for administrative services of 0.06% on the first $200 million on the Fund's average net assets; 0.05% of the next $300 million of the Fund's average net assets; 0.03% of the remaining value of the Fund's average net assets, subject to a minimum annual fee of $25,000 for the U.S. Government Series. The Fund reimburses the Administrator for certain out-of-pocket expenses. In addition, the Fund pays Firstar Mutual Funds Services, LLC a fee for accounting services of $25,000 on the first $40 million of assets, and 0.02% annually on the next $200 million of such assets; 0.01% of any remaining assets, determined as of the end of the month; plus certain expenses.


Custodian and Independent Public Accountant

               Firstar Bank Milwaukee, N.A. (the "Bank"), 615 East Michigan Street, Milwaukee, WI 53201-0701, acts as Custodian of the U.S. Government Series' cash and securities.

               McGladrey & Pullen, LLP acts as independent certified public accountants for the U.S. Government Series, performing an annual audit of the U.S. Government Series' financial statements and preparing its tax returns.

                                DISTRIBUTION PLAN

               The Fund has entered into a Distribution Agreement with Cresvale International (US) LLC ("Cresvale"). The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), have approved the Distribution Agreement. The Distribution Agreement provides that Cresvale will bear the distribution expenses of the U.S. Government Series not borne by the High-Yield Series. The Distribution Agreement was approved by action of the Trustees of the Fund on February 10, 1999. The Distribution Agreement will continue in effect from year-to-year if it is specifically approved, at least annually, in the manner required by the 1940 Act.

               Cresvale bears all expenses it incurs in providing services under the Distribution Agreement. Such expenses include compensation to it and to securities dealers and other financial institutions and organizations such as banks, trust companies, savings and loan associations and investment advisors for distribution related and/or administrative services performed for the U.S. Government Series. Cresvale also pays certain expenses in connection with the distribution of the U.S. Government Series' shares, including the cost of preparing, printing and distributing advertising or promotional materials. The U.S. Government Series bears the cost of registering its shares under federal and state securities law.

               The U.S. Government Series and Cresvale have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, Cresvale will use its best efforts in rendering services to the U.S. Government Series.

               The U.S. Government Series has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the U.S. Government Series pays Cresvale compensation accrued daily and paid monthly at the annual rate of 1/2 of 1.0% of the U.S. Government Series' average daily net assets. The Plan was adopted by a majority vote of the Board of Trustees, including all of the Independent Trustees (none of whom had or have any direct or indirect financial interest in the operation of the Plan), cast in person at a meeting called for the purpose of voting on the Plan on September 29, 1987 by the then sole shareholders of the U.S. Government Series.

               Pursuant to the Plan, Cresvale provides the Fund, for review by the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

               No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the 1940 Act, has any direct financial interest in the operation of the Plan except to the extent that Cresvale and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended thereunder by the U.S. Government Series.

               The Plan has been approved and will continue in effect from year-to-year thereafter, provided such continuance is approved annually by vote of the Trustees in the manner described above. It may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the U.S. Government Series, and material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund, and with no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the U.S. Government Series (as defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of the Independent Trustees shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


               During the year ended December 31, 1998, the U.S. Government Series paid $11,401 for expenses incurred pursuant to the Plan, which amount was spent in the distribution of the U.S. Government Series' shares, including expenses for: advertising -- ($141); printing and mailing of Prospectuses to other than current shareholders -- ($2,802); and sales, and shareholder servicing support services and other distribution services, -- ($8,458). Of the amount paid by the U.S. Government Series during last year, $7,893 was paid to Fundamental Service Corporation for expenses incurred and services rendered by it pursuant to the Plan.


                             PORTFOLIO TRANSACTIONS

               All orders for the purchase or sale of portfolio securities are placed on behalf of the U.S. Government Series by the Manager pursuant to authority contained in the Management Agreement (subject to the right of the Trustees to reverse any such transaction). The Manager is and may in the future also be responsible for the placement of transaction orders for the other series of the Fund and for other investment companies for which the Manager acts as investment advisor. Securities purchased and sold on behalf of the U.S. Government Series will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise involve transactions directly with the issuer of the instrument. In selecting dealers, the Manager will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads and commissions (if any).

               Dealers may be selected who provide brokerage and/or research services to the Fund or U.S. Government Series and/or other investment companies over which the Manager exercises investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Manager maintains a listing of dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the U.S. Government Series, other series of the Fund and other funds over which the Manager exercises investment discretion are placed with dealers (including dealers on the list) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

               The receipt of research from dealers may be useful to the Manager in rendering investment management services to the U.S. Government Series and/or other series of the Fund and other funds over which the Manager exercises investment discretion, and conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other clients of the Manager may be useful to it in carrying out its obligations to the U.S. Government Series. The receipt of such research has not reduced the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

               Dealers who execute portfolio transactions on behalf of the U.S. Government Series may receive spreads or commissions which are in excess of the amount of spreads or commissions which other brokers or dealers would have charged for effecting such transactions. In order to cause the U.S. Government Series to pay such higher spreads or commissions, the Manager must determine in good faith that such spreads or commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker or dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the U.S. Government Series, the Fund or the Manager's other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and/or research services provided or to determine what portion of the compensation should be related to those services.

               The Manager is authorized to place portfolio transactions with dealer firms that have provided assistance in the distribution of shares of the U.S. Government Series or shares of other series of the Fund or other funds for which the Manager acts as investment advisor if it reasonably believes that the quality of the transaction and the amount of the spread are comparable to what they would be with other qualified dealers.

               During the last three fiscal years from 1996-98, the Fund paid $ -0-, $ -0-, and $ -0-, respectively, in brokerage commissions.

               The Fund's Trustees and brokerage allocation committee (comprised solely of non-interested Trustees) periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the U.S. Government Series and the Fund and review the dealer spreads paid by the U.S. Government Series and the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund and its portfolios.

                                      TAXES

               The  following  is  only a  summary  of  certain  additional  tax considerations generally affecting the U.S. Government Series and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the U.S. Government Series or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

               The U.S. Government Series has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the U.S. Government Series is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the U.S. Government Series made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

               If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1997, the Fund has capital loss carryforwards of $15,791,100 expiring through December 31, 2005. Under Code Section 382, if the Fund has an "ownership change," the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for any month in the 3-calendar-month period ending with the calendar month in which the ownership change occurs (the rate for April 1998 is 5.04%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

               In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

               In general, gain or loss recognized by the U.S. Government Series on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the U.S. Government Series at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the U.S. Government Series held the debt obligation.

               In general, for purposes of determining whether capital gain or loss recognized by the U.S. Government Series on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the U.S. Government Series as part of a "straddle" (which term generally excludes a situation where the asset is stock and the U.S. Government Series grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the U.S. Government Series grants an in-the-money qualified covered call option with respect thereto. In addition, the U.S. Government Series may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

               Any gain recognized by the U.S. Government Series on the lapse of, or any gain or loss recognized by the U.S. Government Series from a closing transaction with respect to, an option written by the U.S. Government Series will be treated as a short-term capital gain or loss.

               Certain transactions that may be engaged in by the U.S. Government Series (such as regulated futures contracts and options on futures contracts) will be subject to special tax treatment as "Section 1256 contracts."
Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The U.S. Government Series, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the U.S. Government Series that are not Section 1256 contracts.

               Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

               In addition to satisfying the requirements described above, the U.S. Government Series must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the U.S. Government Series' taxable year, at least 50% of the value of the U.S. Government Series' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the U.S. Government Series has not invested more than 5% of the value of the U.S. Government Series' total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the U.S. Government Series controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S.
Government securities.

               If for any taxable year the U.S. Government Series does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the U.S. Government Series' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

               A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

               For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

               The U.S. Government Series intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the U.S. Government Series may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

U.S. Government Series Distributions

               The U.S. Government Series anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

               The U.S. Government Series may either retain or distribute to shareholders its net capital gain for each taxable year. The U.S. Government Series currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the U.S. Government Series prior to the date on which the shareholder acquired his shares.

               Distributions by the U.S. Government Series that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

               Distributions by the U.S. Government Series will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the U.S. Government Series (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the U.S. Government Series reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the U.S. Government Series, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

               Ordinarily, shareholders are required to take distributions by the U.S. Government Series into account in the year in which they are made. However, dividends declared in

October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the U.S. Government Series) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

               The U.S. Government Series will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the U.S. Government Series that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

               A shareholder will recognize gain or loss on the sale or redemption of shares of the U.S. Government Series in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the U.S. Government Series within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the U.S. Government Series will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

               Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the U.S. Government Series is "effectively connected" with a U.S. trade or business carried on by such shareholder.

               If the income from the U.S. Government Series is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the U.S. Government Series, capital gain dividends and amounts retained by the U.S. Government Series that are designated as undistributed capital gains.

               If the income from the U.S. Government Series is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized upon the sale of, shares of the U.S. Government Series will be subject to U.S. federal income tax at the rates applicable to U.S.
taxpayers.

               In the case of a noncorporate foreign shareholder, the U.S. Government Series may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the U.S. Government Series with proper notification of its foreign status.

               The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the U.S. Government Series, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

               The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

               Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the U.S.
Government Series.


                              DESCRIPTION OF SHARES

               The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into such separate series as the Trustees may establish. The Fund currently has three series of shares: the U.S. Government Series, the Cornerstone Tax-Free Money Market Series and the Cornerstone High-Yield Municipal Bond Series. The Trustees may establish additional series of shares, and may divide or combine the shares of a series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of each series. Each share of a series represents an equal proportionate interest in the series with each other share of such series. The shares of any additional series would participate equally in the earnings, dividends and assets of the particular series, and would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election and selection of Trustees and accountants. Upon liquidation of the Fund, the shareholders of each series are entitled to share pro rata in the net assets available for distribution to shareholders of such series.

               Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable, except as set forth below. See "Certain Liabilities."


                               CERTAIN LIABILITIES

               As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated March 19, 1987, as amended, a copy of which is on file with the office of the Secretary of The Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is extremely remote.

               The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                               PURCHASE OF SHARES

               For information regarding the manner in which shares of the U.S. Government Series are offered to the public, see "Purchase of Shares" in the Prospectus.


                                PRICING OF SHARES

               The net asset value per share of the U.S. Government Series is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business. The net asset value per share of the U.S. Government Series is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of the U.S. Government Series become effective and no shares are tendered for redemption, the net asset value per share is not determined.


                             PERFORMANCE INFORMATION

               For purposes of quoting and comparing the performance of the U.S. Government Series to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the U.S. Government Series. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Securities and Exchange Commission, funds advertising performance must include total return quotes calculated according to the following formula:

               P(1 + T)n = ERV

        Where P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years (1, 5 or 10)

                     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

               Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the U.S. Government Series' registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the U.S. Government Series are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

               The U.S. Government Series' aggregate annualized total rate of return, reflecting the initial investment and reinvestment of all dividends and distributions, for the period from March 2, 1992 (commencement of public offering of shares) to December 31, 1998, was .88%.

               The U.S. Government Series may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the U.S. Government Series' performance with other measures of investment return. For example, in comparing the U.S. Government Series's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the U.S. Government Series calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The U.S. Government Series does not, for these purporses, deduct the pro rata share of the account opening fee from the initial value invested. The U.S. Government Series will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurringcharge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Securities and Exchange Commission's rules.

               In addition to the total return quotations discussed above, the U.S. Government Series may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the U.S. Government Series' Post-Effective Amendment to its Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield = 2[( a-b +1)6  -1]
                                     cd

        Where:        a =    dividends and interest earned during the period.

                      b =    expenses accrued for the period (net of).

                      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                      d = the maximum offering price per share on the last day the period.


               Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the U.S. Government Series based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the U.S. Government Series' portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the U.S. Government Series' portfolio. For purposes of "b" above, Rule 12b-1 expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the U.S. Government Series will disclose the pro rata share of the account opening fee. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

               Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the Securities and Exchange Commission's rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

               The U.S. Government Series' yield as of December 31, 1998, based on a 30-day period, was 1.79%.


                              FINANCIAL STATEMENTS

               The Financial Statements for the U.S. Government Series are incorporated by reference to the U.S. Government Series' Audited Annual Report dated December 31, 1998. Shareholders will receive a copy of the Audited Annual Report at no additional charge when requesting a copy of the Statement of Additional Information.

                         CORNERSTONE FIXED INCOME FUNDS
                       REGISTRATION STATEMENT ON FORM N-1A

                            PART C. OTHER INFORMATION

Item 23. Exhibits

         (a)  Declaration of Trust.*
         (b)  By-Laws of Registrant.*
         (c)  None.
         (d)  Form of Advisory Agreement with Cornerstone Equity Advisors, Inc.*
         (e)  Inapplicable.
         (f)  Form of Distribution Agreement.*
         (g)  Form of Custody Agreement.*
         (h)  Inapplicable.
         (i) (a) Opinion of Counsel as to the legality of securities being issued.*
              (b)  Consent of Counsel.*
         (j)  Consent of Accountants.*
         (k)  None.
         (l)  Form of Stock Purchase Agreement.*
         (m)  Form  of   Distribution   and   Marketing   Plans  (and   related
              agreements)pursuant to Rule 12b-1.*
         (n)  Financial Data Schedule.*
         (o)  Inapplicable.

Item 24.  Persons Controlled by or under Common Control with Registrant

          None.

Item 25.  Indemnification

          Except pursuant to the Declaration of Trust, dated March 13, 1987, establishing the Registrant as a Trust under Massachusetts law, there is no contract, arrangement or statute under which any Trustee, director, officer, underwriter, distributor or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. See the Registrant's undertaking with respect to indemnification in Item 30 below.

-----------------------
    *      Previously filed

Item 26.       Business and other Connections of Investment Advisor

               All of the information required by this item is set forth in the Forms ADV, as amended, of Cornerstone Equity Advisors, Inc.


               The following sections of such Forms ADV are incorporated herein by reference:

               (a)  Items 1 and 2 of Part 2; and

               (b)  Item 6, Business Background, of each Schedule D.

Item 27.       Principal Underwriters

               (a) Cresvale International (US) LLC is the distributor of shares of the Cornerstone U.S. Government Strategic Income Fund Series, Cornerstone High- Yield Municipal Bond Series and Cornerstone Tax- Free Money Market Series of the Registrant.

               (b)

                                  Positions and                  Positions and
                                  Offices with                   Offices with
Name*                             Distributor                    Registrant
-----                             -----------                    ----------

James F. Curley                   Chairman/Chief                 None
                                  Executive Officer

Joseph R. Randazzo                Executive Vice                 None
                                  President

Jerry Marer                       Executive Vice                 None
                                  President

Jad Damouni                       International Sales            None

Fred Miller                       Chicago Sales and              None
                                  Administration



------------------
*    Address of each person  listed  above is 55  Broadway,  New York,  New York
     10006.

Item 28.       Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, 67 Wall Street, New York, N.Y. 10005 and Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202, the Registrant's Custodian and Firstar Mutual Fund Services, LLC, 615 East
Michigan Street, Milwaukee, WI 53202, the Registrant's Administrator and Transfer Agent.


Item 29.  Management Services

               Inapplicable.

Item 30.       Undertakings

               The Registrant undertakes to limit indemnification of officers and Trustees as follows:

Indemnification

               Section 1. The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, trustees or officers of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Persons action was in the best interest of the Registrant or (b) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compliance or as fines or penalties) shall be paid from time to time by the Registrant in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Sections 1, 2 and 3 hereof, provided, however, that either (a) such Covered Person shall have provided appropriate security of such undertaking, (b) the Registrant shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under Sections 1 and 2 hereof.

Compromise Payment

               Section 2. Its to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication to a court, or by any body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (b) is liable to the Registrant or its shareholders by reason of disabling conduct, indemnification shall be proved if (a) it is approved as in the best interests of the Registrant, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders Iq reasons of disabling conduct, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which he or she would otherwise be subject by reason of disabling conduct. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct or such Covered Person's office.

Indemnification Not Exclusive

               Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in Sections 1, 2 and 3 hereof, the term "Covered Persons" shall include such person's heirs, executors and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Registrant as defined in Section 2(a)(19) of the 1940 Act, as amended (or who has been exempt from being an "interested person" by any rule, regulation or order of the Commission and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending). Nothing contained in Sections 1, 2 and 3 hereof shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Registrant shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act, and the rules and regulations thereunder.

               Registrant undertakes to furnish to each person to whom a prospectus relating to its Cornerstone U.S. Government Strategic Income Fund Series, Cornerstone Tax-Free Money Market Series or Cornerstone High-Yield Municipal Bond Series is delivered, a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 5th day of May, 1999.

                                    Registrant: CORNERSTONE FIXED INCOME FUNDS


                                    By: /s/ Stephen C. Leslie
                                       -------------------------------
                                            Stephen C. Leslie
                                            President

               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                 SIGNATURES               TITLE                             DATE
                 ----------               -----                             ----

/s/ Stephen C. Leslie                     President (Principal              May 5, 1999
--------------------------------          Executive Officer) and
Stephen C. Leslie                         Trustee


--------------------------------          Trustee                           May 5, 1999
*L. Greg Ferrone


/s/ G. John Fulvio
--------------------------------          Treasurer (Principal              May 5, 1999
G. John Fulvio                            Financial and Accounting
                                          Officer) and Trustee


--------------------------------          Trustee                           May 5, 1999
*William J. Armstrong


--------------------------------          Trustee
Leroy E. Rodman


--------------------------------          Trustee                           May 5, 1999
*Dr. Yvonne Scruggs-Leftwich


*By:    /s/ Jules Buchwald
        ---------------------------------
        Jules Buchwald, Attorney-in-Fact
        pursuant to a power of attorney
        dated March 31, 1999, previously filed
        with the Securities and Exchange Commission;
        and with regard to L. Greg Ferrone,
        pursuant to a power of attorney dated
        April 24, 1991, previously filed with
        the Securities and Exchange Commission.